SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 5, 1996
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                Date of Report (Date of earliest event reported)



                                  VIASOFT, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     0-25472                    94-2892506
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(State or other jurisdiction        (Commission            (IRS Employer Identi-
     of incorporation)              File Number)                fication No.)


      3033 North 44th Street, Phoenix, Arizona                      85018
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        (Address of principal executive offices)                 (Zip Code)

                                  602/952-0050
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)


                                                                    Page 1 of 78
                                                         Exhibit Index on Page 5

Item 2.  Acquisition or Disposition of Assets.

(a) On December 5, 1996, VIASOFT, INC. ("VIASOFT" or the "Company") acquired all of the outstanding shares of capital stock of Rottger & Osterberg Software-Technik GmbH, a German limited liability company ("R&O"), from the following five shareholders of R&O: LfA-Gesellschaft fur Vermogensverwaltung mbH (LfA-GV), a German limited liability company (the "Corporate Seller"), Werner Dreesbach, Elga Dreesbach, Christoph Rottger, and Valerie Rottger (collectively, the "Individual Sellers"), pursuant to a Stock Purchase Agreement by and among VIASOFT, the Corporate Seller and the Individual Sellers dated November 11, 1996 (the "Purchase Agreement"). The following description of the Purchase
         Agreement and transactions contemplated thereby is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Report and incorporated herein by this reference.

         In exchange for their respective ownership interests in R&O, VIASOFT paid the Corporate Seller $10,000,000 in cash and issued to the Individual Sellers an aggregate of 425,112 shares of common stock, $0.001 par value per share, of VIASOFT ("Common Stock"). VIASOFT also paid $800,000 of expenses incurred by the sellers in connection with the acquisition. Pursuant to the Purchase Agreement, the number of shares of Common Stock issuable to the Individual Sellers was determined based on an aggregate value of $18,500,000, pursuant to a market price formula. In addition to the consideration paid on December 5, 1996, the Purchase Agreement provides that VIASOFT shall pay: (i) on February 28, 1997, aggregate additional cash consideration in an amount up to $2,000,000, contingent on R&O meeting certain financial performance criteria for the period from January 1, 1996 through February 15, 1997; and (ii) on or before August 30, 1997, aggregate additional cash consideration (or, additional shares of Common Stock with an equivalent market value valued as of the last seven trading days in June, 1997) in an amount up to $2,000,000, contingent on R&O meeting certain financial performance criteria for the period from January 1, 1997 through June 30, 1997.

         In connection with the transactions contemplated by the Purchase Agreement, VIASOFT also repaid approximately $4,162,000 in long and short-term indebtedness of R&O to certain financial institutions.

         Prior to the commencement of negotiations with respect to this transaction, there was no relationship between (i) R&O and its shareholders and (ii) VIASOFT or any of its affiliates, any director or officer of VIASOFT, or any associate of any such director or officer.

         All cash consideration from VIASOFT in this transaction was paid (and will be paid) out of VIASOFT's available cash, cash equivalents and investments. All shares of Common Stock issued (and issuable) in this transaction were issued (and will be issued) out of VIASOFT'S authorized but unissued Common Stock.

(b) Certain of the assets acquired pursuant to this transaction constitute equipment or other physical property used by R&O in its business as a provider of client/server repository technology and repository-based solutions. VIASOFT intends to continue such use.


Item 7.           Financial  Statements, Pro  Forma  Financial  Information  and
                  Exhibits.

(a)      Financial Statements of Business Acquired.

         The financial statements required cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(b)      Pro Forma Financial Information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(c)      Exhibits.

                  2.1 Stock Purchase Agreement by and among VIASOFT, INC., LfA-Gesellschaft fur Vermogensverwaltung mbH (LfA-GV), Werner Dreesbach, Elga Dreesbach, Christoph Rottger, and Valerie Rottger, dated November 11, 1996.

                  99.1 Press Releases issued by VIASOFT on November 12, 1996 and on December 5, 1996.

Item 9.           Sales of Equity Securities Pursuant to Regulation S.

On December 5, 1996, the Company issued an aggregate of 425,112 shares of Common Stock to Werner Dreesbach, Elga Dreesbach, Christoph Rottger, and Valerie Rottger, each an individual and citizen of Germany, pursuant to the terms and conditions of the Purchase Agreement described in Item 2 above. The Company effected such issuance through its wholly-owned indirect subsidiary, Anasazi Holdings GmbH. The Common Stock was issued to such individuals pursuant to the exemption from registration provided by Regulation S. Each of such individuals represented to the Company that he or she was not a "U.S. Person" (as defined in Regulation S) and that the Common Stock was being acquired for his or her own account. The offer and sale of the Common Stock to such individuals occurred outside the United States in an "offshore transaction" and subject to "offering restrictions" (as each term is defined in Regulation S), and otherwise in compliance with Regulation S. There was no underwriter or placement agent used in connection with the issuance of Common Stock to the Individual Sellers.

         "Safe harbor" statement under the Private Securities Litigation Reform Act of 1995 and any applicable state laws:

         Certain statements in this Report (and in other related communications by VIASOFT) that are not historical facts contain forward-looking information that involves risks and uncertainties. Important factors that may cause actual results to differ include, but are not limited to, risks associated with technology development and commercialization, market demand and acceptance, the impact of competitive products and services, VIASOFT's ability to manage growth and to successfully complete and manage acquisitions of technology and businesses, the effect of economic and business conditions, including risks inherent in international operations and other risks detailed from time to time in VIASOFT's Securities and Exchange Commission filings.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    VIASOFT, INC.

Dated: December 19, 1996                    By /s/  Steven D. Whiteman
                                                    Steven D. Whiteman
                                                    President

                                  EXHIBIT INDEX


                                                                Sequential
Ex. #    Item                                                   Page Number
-----    ----                                                   -----------

2.1      Stock Purchase Agreement by and among VIASOFT,  INC.,
         LfA-Gesellschaft    fur    Vermogensverwaltung    mbH
         (LfA-GV), Werner Dreesbach, Elga Dreesbach, Christoph
         Rottger, and Valerie Rottger, dated November 11, 1996        6

99.1     Press Releases issued by VIASOFT on November 12, 1996
         and on December 5, 1996.                                    74
                                       5